Investor Presentation 3rd Quarter 2014

2 Any forward-looking statements made in this presentation reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward- looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements with Royal & Sun Alliance Insurance plc; the inability to receive the required regulatory approvals to complete the acquisitions; risks that the proposed acquisitions disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-Looking Statements

3 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

General Casualty 20% Environmental 2% Professional Liability 15% Healthcare 9% Casualty Reinsurance 12% Specialty Reinsurance 5% Property Reinsurance 16% General Property 9% Other 6% Programs 4% 4 • Niche specialty insurance and reinsurance products offered across a global platform with operations in the U.S., Bermuda, Canada, Lloyd’s, Europe, Hong Kong, Singapore and Australia • Emphasis on insurance and casualty lines with opportunistic reinsurance and property capabilities • Customer focus o Moving closer to clients o Demonstrated expertise in markets in which we underwrite o A “go to” market for targeted lines and industry verticals such as healthcare and real estate/construction Allied World – A Niche Mix of Specialty Lines Total TTM September 2014 GPW: $2,925M 67% Insurance / 33% Reinsurance 73% Casualty / 27% Property We are a leading specialist insurance company with a broad range of product offerings, global capabilities and significant U.S. focus Inland Marine 2%

5 2007 GPW: $1,506M Since 2007, Allied World has built out a full U.S. specialty franchise, and more recently has focused on developing the platform outside North America Total TTM September 2014 GPW: $2,925M Allied World 2007 Experienced Management: Shifting the Business Focus Reduced dependence on Bermuda large account excess business and expansion in Europe and Asia, including the launch of Syndicate 2232 at Lloyd’s, and signed agreements to acquire RSA Hong Kong and Singapore Post the 2008 Darwin acquisition, the U.S. segment has increased significantly with focus on small and middle market account primary and specialty business Reinsurance segment is opportunistic, with a strong U.S. and growing international presence Allied World TODAY International Insurance 52% U.S. Insurance 13% International Insurance 23% Reinsurance 33% U.S. Insurance 44% Darwin(1) (1) 2008 Darwin GPW of $301M. Reinsurance 35%

Allied World’s Evolution Significant milestones achieved over the past six years have shaped a global franchise 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 Allied World Zug Office Opens Build out of additional U.S. insurance lines, including Defense Base Act, Surety, Construction, and Environmental, as well as Crop Reinsurance Build out of European platform including Aviation, Marine, Onshore Construction and Primary Casualty Signed Definitive Agreements to Acquire RSA Hong Kong and Singapore Operations 6

7 Strategy of Hiring Focused, Experienced Leadership Year Added Underwriting Team Senior Underwriters Average Years Industry Experience Selected Former Experience 2009 Defense Base Act 8 20 AIG, ACE 2011 Crop Reinsurance 1 28 Platinum 2011 Inland Marine 7 15 Axis, OneBeacon 2012 Construction 1 17 AIG 2012 Environmental 7 12 AIG, Tokio Marine 2012 U.S. M&A 5 12 AIG, Gulf, HIG, Banking/Finance/Legal Roles 2013 Aviation 3 15 Alterra/Markel 2013 Marine Cargo 2 25 Alterra, CV Starr, AIG 2013 Primary Casualty 3 37 XL Insurance, HCC 2013 Surety 6 10 AIG, American Safety, International Fidelity 2014 Architects & Engineers 2 35 AIG 2014 Onshore Construction 1 20 AIG 2014 Property Energy 2 35 Arch • Recently Hired Underwriting Teams (1) (1) Senior underwriters are Assistant Vice President level and above. (5) Canada Property Energy. (2) Construction (North America). (3) North America Architects & Engineers. (4) Onshore Construction (Non-North America). (2) (3) (4) Targeted growth driven by key teams with seasoned experience and a shared culture (5)

8 Investment Strategy Focused on maximizing total return performance via a diversified portfolio (1) Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio. 2009 excludes the impact of adopting ASC 320-10-65. Portfolio Size ($Bn) (1) (1) Total Investment Return ($MM) Book Yield vs. Total Return • We focus on total investment return as a key driver of book value growth, of which net investment income is one component o All investments categorized as “trading”, with mark to market flowing through the income statement o Similar treatment of cash and derivatives o Senior management incentive compensation largely focused on net income o Emphasis on detailed transparency • We currently maintain a short duration, overweight credit position in core fixed income • We continue to build out the non- core portfolio including equity investments through Allied World Financial Services (1) (1)

$2,417 $3,213 $3,075 $3,149 $3,326 $3,520 $3,674 $499 $499 $798 $798 $798 $798 $799 -$646 -$682 -$1,475 -$1,658 -$1,975 -$2,214 -$2,439 $2,916 $3,712 $3,873 $3,947 $4,124 $4,318 $4,472 $15.35 $19.85 $24.76 $26.70 $30.86 $34.20 $37.12 2008 2009 2010 2011 2012 2013 Q3 2014 Accumulated Share and Warrant Repurchases & Dividends Debt Shareholders' Equity Diluted Book Value per Share 9 Active Capital Management Improves Shareholder Value Diluted book value per share has more than doubled since 2008 Capital Management History • Share Repurchases: o Over $2.0 billion of shares and warrants repurchased since December 2007 o Approximately $430 million of remaining authorization in the share repurchase program as of October 2014, with the plan expiring in May 2016 • Dividends: o Increased the annual dividend 35% in May 2014 to $0.90 per share after a dividend increase of 33% in May 2013 to $0.67 per share o $387(2) million of common dividends paid since going public in 2006 • Conservative Capital Position: o Financial leverage of 17.9% at September 2014 (In millions, except for per share amounts) (1) Excludes $243.8 million syndicated loan that was repaid on February 23, 2009. (2) Includes dividends paid in October 2014. (1) (2)

37.4% 39.2% 41.2% 46.8% 49.0% 61.5% 62.5% 63.5% 72.1% 75.9% 80.9% 81.9% 85.2% 100.3% Endurance Argo HCC ProAssurance Allied World Axis W.R. Berkley Arch RLI Hanover Aspen XL Markel 10 Superior Value Creation (1) Five Year Growth in Book Value per Share October 2009 – September 2014 Growth in book value per share calculated by taking change in book value per share from Q4 2009 through Q3 2014 adjusted for regular and special dividends. Diluted book value per share used when available. (1) Includes dividend of $0.225 per share declared in Q3 2014. Source: SNL Financial, Company filings. Peer Average = 61.3% Navigators Allied World CAGR = 14.9%

11 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Healthcare 14% Inland Marine 5% Primary General Casualty 18% Programs 9% D&O Private 5% D&O Public 6% E&O 9% Environmental 4% Excess General Casualty 17% M&A 3% General Property 8%Primary Construction 2% 12 U.S. Insurance Segment • Property and casualty insurance for small and middle-market, non-Fortune 1000 companies through 11 branch offices in North America • Industry verticals strategy o Focused on servicing products in select specialty industry classes, including healthcare, private/non-profit, and public entity/construction • Specialty product capabilities • Admitted and excess & surplus lines (E&S) capabilities in all 50 states • Increased access to low limit accounts o 39% of gross premium has limits under $3M, up from 29% in 2011 o 18% of gross premium has limits between $3M and $10M, up from 13% o 43% of gross premium has limits above $10M, down from 58% Allied World U.S. Insurance Total TTM September 2014 GPW: $1,289M A small and middle-market, U.S.- based specialty franchise with niche product offerings

Healthcare 12% General Casualty 20% Professional Lines 31% Aviation 5% General Property 25% SME 2% Trade Credit 5% 13 Allied World International International Insurance Segment • Focused European and Lloyd’s expansion has driven growth • RSA Hong Kong and Singapore should materially increase Allied World’s Asian platform by providing access to attractive business and distribution o Transaction likely to close during the first half of 2015 • Lloyd’s Syndicate 2232 o Launched own Managing Agency at Lloyd’s in April 2014 o Increased capacity and new lines added • Specialty product capabilities: o Recent entry into aviation, marine cargo, onshore construction and primary casualty Total TTM September 2014 GPW: $671M A targeted global presence (1) (1) SME: Small to medium enterprise.

14 • Opportunistic and flexible approach to respond to dynamic market opportunities o Expansion into newer lines including crop o Strategic partnership with Aeolus Capital Management • U.S. operation has access to U.S. regional business and strong local relationships o Property reinsurance capabilities that focus on small and medium account regional carriers • Strategic Bermuda platform o Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty • Miami, Singapore and Swiss offices and Lloyd’s Syndicate 2232 increase global reach and drive targeted growth Reinsurance Segment Total TTM September 2014 GPW: $965M Allied World Reinsurance Flexibility to take advantage of opportunities as they arise Global CAT 14% Global Property 5% North American Property 10% Global Marine & Aerospace 5% Professional Liability 6% General Casualty 17% Global Casualty 7% Specialty 5% Crop 10%North American CAT 21%

15 Page Intentionally Left Blank

16 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

17 Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity ($ in millions, except per share amounts) Financial Highlights Operating Results 2010 2011 2012 2013 2013 2014 Underwriting Income $207 $59 $97 $278 $236 $204 Operating Income $398 $184 $203 $364 $289 $267 Net Income $665 $275 $493 $418 $280 $360 Operating Return on Average Equity 13.1% 6.0% 6.3% 10.6% 11.4% 9.7% Net Income Return on Average Equity 21.9% 8.9% 15.3% 12.2% 11.0% 13.2% Combined Ratio 84.9% 95.9% 94.5% 86.2% 84.1% 87.4% Cash Flow from Operations $451 $548 $629 $114 $338 $670 Total Financial Statement Portfolio Return 6.1% 2.0% 5.5% 2.6% 1.2% 2.7% Ending Diluted Book Value per Share $24.76 $26.70 $30.86 $34.20 $33.05 $37.12 Growth in Diluted Book Value per Share 24.7% 7.8% 15.6% 10.8% 7.1% 8.5% YTD September 30,

22.5% 26.7% 30.2% 32.8% 30.1% 29.4% 30.2% 29.8% 30.1% 30.5% 32.2% 33.3% 33.3% 33.8% 33.9% 34.4% 2007 2008 2009 2010 2011 2012 2013 YTD September 30, 2014 Allied World Peer Average Expense Ratio Advantage Note: GAAP expense ratio. (1) Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings. Allied World has expanded its global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance platform and the opening of Lloyd's Syndicate 2232 A 4.6 point advantage compared to peers 18 (1)

19 Growth Balanced with Underwriting Profitability Five Year Performance Average Combined Ratio vs. Growth in Net Premiums Earned ProAssurance not shown on chart (five year average combined ratio of 65.6% with net premium earned five-year CAGR of 6.1%). Source: SNL Financial, Company filings. Consistent performance despite strong topline growth and a presence in varied lines of business Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL RLI W.R. Berkley (3%) 0% 3% 6% 9% 12% 15% 18% 80% 85% 90% 95% 100% 105% N et P re m iu m s Ea rn ed F iv e -y ea r C A G R 5 Year Average Combined Ratio

Strong Underwriting Results Since Inception

Historical Loss Ratios Through September 2014 ($MM)[1]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	57.6%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-8.8%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	66.3%	
2002														
2003	($57)													($57)
2004	(27)	(53)												(79)
2005	(8)	(46)	6											(49)
2006	(16)	(43)	(45)	(8)										(113)
2007	6	(34)	(77)	(6)	(26)									(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)								(313)
2009	(17)	(57)	(118)	(103)	12	2	32							(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)						(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20					(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53				(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16			(180)
2014	5	(7)	4	10	(24)	(33)	(9)	(53)	(25)	(6)	18	(20)		(141)
Subsequent Development	($99)	($346)	($431)	($442)	($250)	($297)	($109)	($116)	($31)	$54	$34	($20)		($2,054)
Loss Ratio Points	-22.7%	-29.5%	-31.4%	-32.6%	-18.0%	-22.2%	-8.4%	-8.8%	-2.3%	3.7%	1.9%	-1.0%		
AY Developed	47.3%	40.6%	50.2%	74.1%	49.7%	46.4%	71.4%	55.9%	72.8%	87.0%	76.8%	64.0%	66.3%	
Cat Losses			16.3%	28.0%			9.2%		5.9%	18.2%	10.2%			
AY Developed Excl. Cat Losses	47.3%	40.6%	33.9%	46.1%	49.7%	46.4%	62.2%	55.9%	66.9%	68.7%	66.6%	64.0%	66.3%	
Case Incurred through 2014 Q3[2]	**45.1%**	**34.7%**	**47.7%**	**62.1%**	**40.5%**	**41.6%**	**58.3%**	**38.6%**	**54.0%**	**56.5%**	**48.2%**	**24.4%**	**15.6%**	
Remaining IBNR / EP Ratio @ 2014 Q3	**2.2%**	**5.9%**	**2.5%**	**12.0%**	**9.1%**	**4.8%**	**13.1%**	**17.3%**	**18.7%**	**30.5%**	**28.6%**	**39.6%**	**50.7%**	

[1] Pro-forma including Darwin development since inception.

[2] Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

20

$113 $137 $313 $248 $313 $254 $170 $180 $154 $141 2006 2007 2008 2009 2010 2011 2012 2013 2013 2014 21 • Net reserves approximately 3.7% above mid-point of range at September 30, 2014 • Over $2.0 billion net favorable reserve development since inception • 72% of net reserves are IBNR Net Prior Year Reserve Releases(1) ($MM) (1) Pro-forma including Darwin development since inception. Prudent Reserving Philosophy September 30, 2014 Total: $4.7B Net Loss & LAE Reserve Mix at September 30, 2014 Case U.S. Insurance 11% IBNR International Insurance 23% Case International Insurance 8% IBNR Reinsurance 23% Case Reinsurance 10% IBNR U.S. Insurance 25% YTD September 30,

Floating Rate Bank Loans(1) 4.4% Hedge Funds 5.2% Private Equity Funds 3.3% MBS/ABS High Yield 3.8% Other Private Securities (AWFS) 1.4% Equities 10.5% Alternative Municipals 0.3% 22 Core Assets 71.1% Non-Core Assets 28.9% Core assets include: cash and cash equivalents (11.2%), U.S. government securities (11.1%), U.S. government agencies (2.1%), non- U.S. government securities (2.4%), state, municipalities and political subdivisions (2.6%), mortgage-backed securities (10.4%), investment grade corporate securities (24.0%), and investment grade asset-backed securities (7.3%). (1) Non-investment grade corporate securities included in the floating rate bank loans bucket. Total Investment Portfolio at September 30, 2014: $9,013M Allied World – Investment Portfolio Breakout

6.0% 5.5% 5.2% 4.6% 3.7% 3.1% 2.7% 2.7% 2.7% 2.4% 2.3% 2.2% 2.2% 1.9% RLI WRB MKL HCC THG NAVG AWH XL PRA ENH ACGL AGII AHL AXS 23 Investment Portfolio Return – Breakout and Peer Comparison • We have increased our allocation to investment strategies outside of the core fixed income portfolio • Portfolio was > 95% core fixed income in 2008 and has moved to a 71/29% core/non-core split at present • Returns from the non-core piece have generally had a disproportionately positive impact on the total investment return Composition of Allied World Total Investment Return YTD September 30, 2014 Total Return(1) (1) Source: Company filings. (2) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio. Peer Average = 3.4% 6.7% 5.4% 2.9% 4.1% -0.1% -0.3% 1.5% 1.0% 0.7% -0.9% 1.4% 2.7% 1.5% 1.2% 7.7% 6.1% 2.0% 5.5% 2.6% 1.2% 2.7% 2009 2010 2011 2012 2013 9M 2013 9M 2014 Return from Non-Core Strategy Return from Fixed Income Strategy Customized Benchmark ³(2) YTD September 30, 1 1

3.9% 4.6% 5.9% 6.4% 7.0% 7.3% 8.2% 10.7% 10.9% 12.4% 12.5% 14.0% 14.3% 15.5% Allied World Arch XL W.R. Berkley Aspen HCC Axis Hanover RLI Argo Markel Endurance ProAssurance Navigators 24 Peer Comparisons – Net Income ROE Five Year Average Quarterly Annualized Net Income ROE October 2009 – September 2014 Source: SNL Financial, Company filings. Peer Average = 9.1%

25 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL ProAssurance W.R. Berkley 0.6x 0.8x 1.0x 1.2x 1.4x 30% 45% 60% 75% 90% 105% 120% P ri ce t o D ilu te d Bo o k V al u e P er Sh ar e Five Year Growth in Diluted Book Value Per Share 26 Growth in book value per share calculated by taking change in diluted book value per share from October 31, 2009 through September 30, 2014 adjusted for dividends. Diluted book value per share used when available. RLI not shown on chart (five year growth in book value per share of 85% with price to book value of 2.27x as of November 6, 2014). (1)Includes dividend of $0.225 per share declared in Q3 2014. Five Year Growth in Book Value per Share (through September 2014) vs. Price to Book Value @ November 6, 2014 Conclusion Allied World is attractively valued given its demonstrated ability to grow book value (1)

Allied World RLI Arch W.R. Berkley Aspen Axis Endurance Hanover HCC Navigators ProAssurance Argo Markel XL 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 6% 8% 10% 12% 14% 16% To ta l S to ck R et u rn C A G R Five Year Value Creation CAGR 27 Five year value creation calculated by taking the change in diluted book value per share from October 1, 2009 through September 30, 2014 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from October 1, 2009 through September 30, 2014 adjusted for dividends. (1)Includes dividend of $0.225 per share declared in Q3 2014. Five Year Value Creation CAGR vs. Total Stock Return CAGR Conclusion Allied World has generated sector leading total value creation R2 = 0.50 (1)

28 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

29 Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above. See slides 30 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

30 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED OPERATING INCOME RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 Net income $ 30,915 $ 122,843 $ 359,750 $ 279,973 Add after tax effect of: Net realized investment losses (gains) 29,413 (25,395) (94,192) 2,160 Foreign exchange loss 278 4,353 978 7,361 Operating income $ 60,606 $ 101,801 $ 266,536 $ 289,494 Weighted average common shares outstanding: Basic 96,458,231 101,974,077 97,926,378 103,020,681 Diluted 98,444,238 104,184,579 99,965,296 105,393,276 Basic per share data: Net income $ 0.32 $ 1.20 3.67 $ 2.72 Add after tax effect of: Net realized investment losses (gains) 0.30 (0.25) (0.96) 0.02 Foreign exchange loss 0.00 0.04 0.01 0.07 Operating income $ 0.62 $ 0.99 $ 2.72 $ 2.81 Diluted per share data: Net income $ 0.31 $ 1.18 $ 3.60 $ 2.66 Add after tax effect of: Net realized investment losses (gains) 0.30 (0.24) (0.94) 0.02 Foreign exchange loss 0.00 0.04 0.01 0.07 Operating income $ 0.61 $ 0.98 $ 2.67 $ 2.75

31 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION (Expressed in thousands of United States dollars, except for percentage information) Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 Opening shareholders' equity $ 3,682,762 $ 3,373,229 $ 3,616,678 $ 3,326,335 Deduct: accumulated other comprehensive income — — — — Adjusted opening shareholders' equity 3,682,762 3,373,229 3,616,678 3,326,335 Closing shareholders' equity $ 3,673,599 $ 3,443,928 $ 3,673,599 $ 3,443,928 Deduct: accumulated other comprehensive income — — — — Adjusted closing shareholders' equity 3,673,599 3,443,928 3,673,599 3,443,928 Average shareholders' equity $ 3,678,181 $ 3,408,579 $ 3,645,139 $ 3,385,132 Net income available to shareholders $ 30,915 $ 122,843 $ 359,750 $ 279,973 Annualized net income available to shareholders 123,660 491,372 479,667 373,297 Annualized return on average shareholders' equity - net income available to shareholders 3.4% 14.4% 13.2% 11.0 % Operating income available to shareholders $ 60,606 $ 101,801 $ 266,536 $ 289,494 Annualized operating income available to shareholders 242,424 407,204 355,381 385,992 Annualized return on average shareholders' equity - operating income available to shareholders 6.6% 11.9% 9.7% 11.4%

32 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) As of As of September 30, December 31, 2014 2013 Price per share at period end $ 36.84 $ 37.60 Total shareholders' equity $ 3,673,599 $ 3,519,826 Basic common shares outstanding 96,382,238 100,253,646 Add: unvested restricted share units 512,112 143,697 Add: performance based equity awards 619,428 804,519 Add: employee share purchase plan 28,381 55,596 Add: dilutive options outstanding 2,532,918 2,928,312 Weighted average exercise price per share $ 16.30 $ 16.07 Deduct: options bought back via treasury method (1,120,699) (1,251,687) Common shares and common share equivalents outstanding 98,954,378 102,934,083 Basic book value per common share $ 38.11 $ 35.11 Diluted book value per common share $ 37.12 $ 34.20